UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2010

YOUNG BROADCASTING INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25042	13-3339681
(Commission File Number)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 754-7070

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On April 28, 2010, upon approval of the United States Bankruptcy Court for the Southern District of New York, Young Broadcasting Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm.  The Company’s Audit Committee and Board of Directors participated in and approved the decision on March 17, 2010 to change its independent registered public accounting firm subject to the approval of the United States Bankruptcy Court for the Southern District of New York.

E&Y’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. E&Y did, however, note in its report on the consolidated financial statements for the fiscal year ended December 31, 2008 that the financial statements were prepared assuming that the Company would continue as a going concern and that uncertainties inherent in the bankruptcy process raise substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2008 and 2007, and through April 28, 2010, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the matter in their reports.

The Company has requested E&Y to furnish it  a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements.  A copy of that letter dated May 7, 2010 is filed as Exhibit 16 to this Form 8-K.

In addition, on March 17, 2010, but subject to the approval of the United States Bankruptcy Court for the Southern District of New York which was received on April 28, 2010, the Audit Committee appointed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm (auditors) for the fiscal year ending December 31, 2009.  Except as described below, during the years ended December 31, 2008 and 2007, and through March 17, 2010, neither the Company nor anyone acting on the Company’s behalf consulted PWC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).  During the years ended December 31, 2008 and 2007, and through March 17, 2010, the Company engaged PWC to provide certain tax services.  The Audit Committee reviewed the nature of these services and determined they would not impair PWC’s independence with respect to the December 31, 2009 audit.

Item 9.01:   Financial Statements and Exhibits

(d)                                               Exhibits:

16.1 Letter from Ernst & Young LLP, dated May 7, 2010 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2010	YOUNG BROADCASTING INC.

/s/ James A. Morgan
James A. Morgan
Executive Vice President